                                                                Exhibit 99(m)(2)

                                 JPMORGAN FUNDS
                          COMBINED AMENDED AND RESTATED
                                DISTRIBUTION PLAN

     SECTION 1. This Combined Amended and Restated Distribution Plan ("Plan") has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the "Trust"), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), and relates to the classes of shares of beneficial interest ("Shares") specified in Schedule B (each a "Class"). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

     SECTION 2. Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column "Distribution Fee" on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. ("NASD") on each Fund and its distributor ("Distributor").

     SECTION 3. Amounts set forth under the column "Distribution Fee" on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management;
(viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor's distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

     SECTION 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not "interested persons" of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it ("Non-Interested Trustees"), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

     SECTION 5. Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

     SECTION 6. The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

     SECTION 7. This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class.

     SECTION 8. Any agreement related to this Plan shall be made in writing and shall provide:

             (a) that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days' written notice to any other party to the agreement; and

             (b) that such agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     SECTION 9. This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column "Distribution Fee" on Schedule B hereto unless such amendment is approved by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted: August 19, 2004, as amended effective February 19, 2005, as further amended effective August 11, 2005.

                                   SCHEDULE A
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                           (Effective August 11, 2005)

NAME OF ENTITY                                 STATE AND FORM OF ORGANIZATION
-----------------------------------------------------------------------------
J.P. Morgan Fleming Mutual Fund Group, Inc.    Maryland corporation
J.P. Morgan Mutual Fund Group                  Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust       Massachusetts business trust
JPMorgan Trust I                               Delaware statutory trust
JPMorgan Trust II                              Delaware statutory trust
Undiscovered Managers Funds                    Massachusetts business trust

                                   SCHEDULE B
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                         (AMENDED AS OF AUGUST 11, 2005)

MONEY MARKET FUNDS

                                                                                                      DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS               SHARES)
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury                 JPMorgan 100% U.S. Treasury              Morgan                 0.10%
Securities Money Market Fund                Securities Money Market Fund
                                                                                     Reserve                0.25%
JPMorgan California Municipal               JPMorgan California Tax Free             Morgan                 0.10%
Money Market Fund                           Money Market Fund
JPMorgan Federal Money Market Fund          JPMorgan Federal Money Market Fund       Morgan                 0.10%
                                                                                     Reserve                0.25%
JPMorgan Liquid Assets Money Market Fund    One Group Prime Money Market Fund        Reserve                0.25%
                                                                                     Morgan                 0.10%
                                                                                     Class B                0.75%
                                                                                     Class C                0.75%
                                                                                     Service                0.60%
JPMorgan Michigan Municipal                 One Group Michigan Municipal             Reserve                0.25%
Money Market Fund                           Money Market Fund                        Morgan                 0.10%
JPMorgan Municipal Money Market Fund        One Group Municipal Money Market Fund    Reserve                0.25%
                                                                                     Morgan                 0.10%
                                                                                     Service                0.60%
JPMorgan New York Municipal                 JPMorgan New York Tax Free Money         Morgan                 0.10%
Money Market Fund                           Market Fund                              Reserve                0.25%
JPMorgan Prime Money Market Fund            JPMorgan Prime Money Market Fund         Reserve                0.25%
                                                                                       Cash                 0.50%
                                                                                    Management
                                                                                     Class B                0.75%
                                                                                     Class C                0.75%
JPMorgan Ohio Municipal Money Market Fund   One Group Ohio Municipal Money           Reserve                0.25%
                                            Market Fund                              Morgan                 0.10%

JPMorgan Tax Free Money Market Fund         JPMorgan Tax Free Money Market Fund      Morgan                 0.10%
                                                                                     Reserve                0.25%
JPMorgan U.S. Government Money Market Fund  One Group Government Money Market Fund   Reserve                0.25%

                                                                                                      DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS              SHARES)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Morgan                 0.10%
                                                                                    Service                0.60%

JPMorgan U.S. Treasury Plus                 One Group U.S. Treasury Securities
Money Market Fund                           Money Market Fund                       Reserve                0.25%
                                                                                    Morgan                 0.10%
                                                                                    Class B                0.75%
                                                                                    Class C                0.75%

EQUITY FUNDS

                                                                                                      DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS             SHARES)
-------------------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral Fund  N/A                                     Class A                0.25%
(effect 10/31/05)
                                                                                    Class C                0.75%
JPMorgan Asia Equity Fund                   JPMorgan Fleming Asia Equity Fund       Class A                0.25%
JPMorgan Capital Growth Fund                JPMorgan Capital Growth Fund            Class A                0.25%
                                                                                    Class B                0.75%
                                                                                    Class C                0.75%
JPMorgan Disciplined Equity Fund            JPMorgan Disciplined Equity Fund        Class A                0.25%
JPMorgan Diversified Fund                   JPMorgan Diversified Fund               Class A                0.25%
                                                                                    Class B                0.75%
                                                                                    Class C                0.75%
JPMorgan Diversified Mid Cap Growth Fund    One Group Mid Cap Growth Fund           Class A                0.25%
                                                                                    Class B                0.75%
                                                                                    Class C                0.75%
JPMorgan Diversified Mid Cap Value Fund     One Group Mid Cap Value Fund            CLASS A                0.25%
                                                                                    Class B                0.75%

                                                                                                       DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           ARE CLASS                 SHARES)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class C                 0.75%
JPMorgan Dynamic Small Cap Fund             JPMorgan Dynamic Small Cap Fund         Class A                 0.25%
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan Emerging Markets Equity Fund       JPMorgan Fleming Emerging               Class A                 0.25%
                                            Markets Equity Fund
                                                                                    Class B                 0.75%
JPMorgan Equity Income Fund                 One Group Equity Income Fund            Class A                 0.25%
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan Equity Index Fund                  One Group Equity Index Fund             Class A                 0.25%
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan Global Healthcare Fund             JPMorgan Global Healthcare Fund         Class A                 0.25%
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan Growth and Income Fund             JPMorgan Growth and Income Fund         Class A                 0.25%
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan International Equity Fund          JPMorgan Fleming International          Class A                 0.25%
                                            Equity Fund
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan International Equity Index Fund    One Group International Equity          Class A                 0.25%
                                            Index Fund
                                                                                    Class B                 0.75%
                                                                                    Class C                 0.75%
JPMorgan International Growth Fund          JPMorgan Fleming International          Class A                 0.25%
                                            Growth Fund
                                                                                    Class B                 0.75%
JPMorgan International Opportunities Fund   JPMorgan Fleming International          Class A                 0.25%
                                            Opportunities Fund
                                                                                    Class B                 0.75%
JPMorgan International Small Cap            JPMorgan Fleming International          Class A                 0.25%
Equity Fund                                 Small Cap Equity Fund
                                                                                    Class B                 0.75%
JPMorgan International Value Fund           JPMorgan Fleming International          Class A                 0.25%
                                            Value Fund
                                                                                    Class B                 0.75%

                                                                                                      DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS               SHARES)
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan Intrepid America Fund              JPMorgan Intrepid America Fund          Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Intrepid Contrarian Fund           JPMorgan Intrepid Investor Fund         Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Intrepid European Fund             JPMorgan Fleming Intrepid               Class A                  0.25%
                                            European Fund
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Intrepid Growth Fund               JPMorgan Intrepid Growth Fund           Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Intrepid Mid Cap Fund              One Group Diversified Mid Cap Fund &    Class A                  0.25%
                                            JPMorgan  Diversified Mid Cap Fund
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Intrepid Value Fund                JPMorgan Intrepid Value Fund            Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Investor Balanced Fund             One Group Investor Balanced Fund        Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Investor Conservative Growth Fund  One Group Investor Conservative         Class A                  0.25%
                                            Growth Fund
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Investor Growth Fund               One Group Investor Growth Fund          Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Investor Growth & Income Fund      One Group Investor Growth &             Class A                  0.25%
                                            Income Fund                             Class B                  0.75%

                                                                                                       DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS               SHARES)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class C                  0.75%
JPMorgan Japan Fund                         JPMorgan Fleming Japan Fund             Class A                  0.25%
                                                                                    Class B                  0.75%
JPMorgan Large Cap Growth Fund              One Group Large Cap Growth Fund         Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Large Cap Value Fund               One Group Large Cap Value Fund          Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Market Expansion Index Fund        One Group Market Expansion              Class A                  0.25%
                                            Index Fund
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Market Neutral Fund                JPMorgan Market Neutral Fund            Class A                  0.25%
                                                                                    Class B                  0.75%
JPMorgan Micro Cap Fund                     N/A                                     Class A                  0.25%
(effective 10/31/05)
                                                                                    Class C                  0.75%
JPMorgan Mid Cap Equity Fund                JPMorgan Mid Cap Equity Fund            Class A                  0.25%
                                                                                    Class B                  0.75%
JPMorgan Growth Advantage Fund              JPMorgan Mid Cap Growth Fund            Class A                  0.25%
                                                                                    Class B                  0.75%
JPMorgan Mid Cap Value Fund                 JPMorgan Mid Cap Value Fund             Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Multi-Cap Market Neutral Fund      One Group Market Neutral Fund           Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Small Cap Equity Fund              JPMorgan Small Cap Equity Fund          Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Small Cap Growth Fund              One Group Small Cap Growth Fund         Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%

                                                                                                       DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS               SHARES)
--------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Cap Value Fund               One Group Small Cap Value Fund          CLASS A                  0.25%
                                                                                    CLASS B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Strategic Small Cap Value Fund     One Group Strategic Small Cap           Class A                  0.25%
                                            Value Fund
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Tax Aware International            JPMorgan Fleming Tax Aware              Class A                  0.25%
 Opportunities Fund                         International Opportunities Fund
JPMorgan Tax Aware U.S. Equity Fund         JPMorgan Tax Aware U.S. Equity Fund     Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Technology Fund                    One Group Technology Fund               Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan U.S. Equity Fund                   JPMorgan U.S. Equity Fund               Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan U.S. Large Cap Core Plus           N/A                                     Class A                  0.25%
 Fund (effective 9/30/05)                                                           Class C                  0.75%
JPMorgan U.S. Real Estate Fund              One Group Real Estate Fund              Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
JPMorgan Value Advantage Fund               N/A                                     Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
Undiscovered Managers Behavioral            Undiscovered Managers Behavioral        Class A                  0.25%
Growth Fund                                 Growth Fund

                                                                                                      DISTRIBUTION FEE
                                                                                                (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY
                                                                                                NET ASSETS OF EACH CLASS OF
CURRENT NAME                                FORMER NAME                           SHARE CLASS               SHARES)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
                                                                                    Investor                 0.35%(1)
Undiscovered Managers Behavioral            Undiscovered Managers Behavioral        Class A                  0.25%
Value Fund                                  Value Fund                              Class B                  0.75%
                                                                                    Class C                  0.75%
Undiscovered Managers REIT Fund             Undiscovered Managers REIT Fund         Class A                  0.25%
                                                                                    Class B                  0.75%
                                                                                    Class C                  0.75%
Undiscovered Managers Small Cap             UM Small Cap Growth Fund                Class A                  0.25%
Growth Fund

FIXED INCOME FUNDS

                                                                                                          DISTRIBUTION FEE
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
                                                                                                   ASSETS OF EACH CLASS OF  SHARES)
CURRENT NAME                                FORMER NAME                           SHARE CLASS
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Arizona Municipal Bond Fund        One Group Arizona Municipal             Class A                    0.25%
                                            Bond Fund
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Bond Fund                          JPMorgan Bond Fund                      Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Core Bond Fund                     One Group Bond Fund                     Class A                    0.25%
                                                                                    Class B                    0.75%
                                                                                    Class C                    0.75%
JPMorgan Core Plus Bond Fund                One Group Income Bond Fund              Class A                    0.25%
                                                                                    Class B                    0.75%

----------
(1) This amount represents the combined amount that may be paid by the Investor Shares of the Fund under the Distribution Plan and the Shareholder Servicing Agreement.

                                                                                                           DISTRIBUTION FEE
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                                FORMER NAME                           SHARE CLASS    ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class C                     0.75%
JPMorgan California Tax Free Bond Fund      JPMorgan California Bond Fund           Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Enhanced Income Fund               JPMorgan Enhanced Income Fund           Class A                     0.25%
JPMorgan Global Strategic Income Fund       JPMorgan Global Strategic               Class A                     0.25%
                                            Income Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
                                                                                    Class M                     0.50%
JPMorgan Government Bond Fund               One Group Government Bond Fund          Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan High Yield Bond Fund               One Group High Yield Bond Fund          Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Intermediate Bond Fund             One Group Intermediate Bond Fund        Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Intermediate Tax Free Bond Fund    JPMorgan Intermediate Tax Free          Class A                     0.25%
                                            Income Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Kentucky Municipal Bond Fund       One Group Kentucky Municipal            Class A                     0.25%
                                            Bond Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Louisiana Municipal Bond Fund      One Group Louisiana Municipal           Class A                     0.25%
                                            Bond Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Michigan Municipal Bond Fund       One Group Michigan Municipal            Class A                     0.25%
                                            Bond Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Mortgage-Backed Securities Fund    One Group Mortgage-Backed               Class A                     0.25%
                                            Securities Fund

                                                                                                           DISTRIBUTION FEE
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                                FORMER NAME                           SHARE CLASS    ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Municipal Income Fund              One Group Municipal Income Fund         Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan New Jersey Tax Free Bond Fund      JPMorgan New Jersey Tax Free            Class A                     0.25%
                                            Income Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan New York Tax Free Bond Fund        JPMorgan New York Intermediate          Class A                     0.25%
                                            Tax Free Income Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Ohio Municipal Bond Fund           One Group Ohio Municipal Bond Fund      Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Real Return Fund                   N/A                                     Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Short Duration Bond Fund           One Group Short-Term Bond Fund          Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Short Term Bond Fund               JPMorgan Short Term Bond Fund           Class A                     0.25%
JPMorgan Short Term Bond Fund II            JPMorgan Short Term Bond Fund II        Class A                     0.25%
                                                                                    Class M                     0.35%
JPMorgan Short Term Municipal Bond Fund     One Group Short-Term Municipal          Class A                     0.25%
                                            Bond Fund
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Tax Aware Enhanced Income Fund     JPMorgan Tax Aware Enhanced             Class A                     0.25%
                                            Income Fund
JPMorgan Tax Aware Real Income Fund         JPMorgan Tax Aware Real Income Fund     Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Tax Aware Real Return Fund         N/A                                     Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Tax Free Bond Fund                 One Group Tax-Free Bond Fund            Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%

                                                                                                        DISTRIBUTION FEE
                                                                                                   (ANNUAL RATE EXPRESSED AS A
                                                                                                PERCENTAGE OF THE AVERAGE DAILY NET
CURRENT NAME                                FORMER NAME                           SHARE CLASS    ASSETS OF EACH CLASS OF SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Treasury & Agency Fund             One Group Treasury & Agency Fund        Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan Ultra Short Term Bond Fund         One Group Ultra Short-Term Bond Fund    Class A                     0.25%
                                                                                    Class B                     0.75%
                                                                                    Class C                     0.75%
JPMorgan West Virginia Municipal Bond Fund  One Group West Virginia Municipal       Class A                     0.25%
                                            Bond Fund                               Class B                     0.75%
                                                                                    Class C                     0.75%